UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 23, 2007
                                                --------------------------------

                              GSAMP Trust 2007-HE1
              -----------------------------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
              -----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

         Delaware                  333-139817-01               13-3387389
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation               File Number             Identification No.
      of depositor)              of issuing entity)            of depositor)

85 Broad Street, New York, New York                               10004
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)           (Zip Code)

Depositor's telephone number, including area code   (212) 902-1000
                                                 -------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On February 23, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2007-HE1 Mortgage Pass-Through Certificates, Series 2007-HE1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Avelo Mortgage, L.L.C., as servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $607,700,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 22, 2007, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of February 22, 2007, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2007, by and among GS Mortgage Securities Corp., as depositor, Avelo Mortgage, L.L.C., as servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Representations and Warranties Agreement, dated as of February 23, 2007, by and between Goldman Sachs Mortgage Company and GS Mortgage Securities Corp. (included as Exhibit S to Exhibit
                  4).

Exhibit 10.2 ISDA Master Agreement, dated as of February 23, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., as swap provider and as cap provider, and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of February 23, 2007, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., as swap provider and as cap provider, and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated February 16, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., as swap provider, Goldman Sachs Mortgage Company, L.P. and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.5 Confirmation, dated February 16, 2007, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., as cap provider, Goldman Sachs Mortgage Company, L.P. and Wells Fargo Bank, N.A., as securities administrator (included as part of Exhibit X to Exhibit 4).

Exhibit 10.6 Assignment, Assumption and Recognition Agreement, dated February 23, 2007, by and among Goldman Sachs Mortgage Company, Aames Capital Corporation and GS Mortgage Securities Corp. (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.7 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006, by and between Aames Capital Corporation and Goldman Sachs Mortgage Company (included as part of Exhibit Y to Exhibit 4).

Exhibit 10.8 Assignment, Assumption and Recognition Agreement, dated February 23, 2007, by and among Goldman Sachs Mortgage Company, Decision One Mortgage Company, LLC and GS Mortgage Securities Corp. (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.9 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between Decision One Mortgage Company, LLC and Goldman Sachs Mortgage Company (included as part of Exhibit Z to Exhibit 4).

Exhibit 10.10 Assignment, Assumption and Recognition Agreement, dated February 23, 2007, by and among Goldman Sachs Mortgage Company, First Horizon Home Loan Corporation and GS Mortgage Securities Corp. (included as part of Exhibit AA to Exhibit
                  4).

Exhibit 10.11 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between First Horizon Home Loan Corporation and Goldman Sachs Mortgage Company (included as part of Exhibit AA to Exhibit 4).

Exhibit 10.12 Assignment, Assumption and Recognition Agreement, dated February 23, 2007, by and among Goldman Sachs Mortgage Company, NovaStar Mortgage, Inc. and GS Mortgage Securities Corp. (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.13 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between NovaStar Mortgage, Inc. and Goldman Sachs Mortgage Company (included as part of Exhibit BB to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 21, 2007                      GS MORTGAGE SECURITIES CORP.


                                          By:   /s/ Michelle Gill
                                             -----------------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.           Description                               Electronic (E)
-----------           -----------                               --------------
     1                Underwriting Agreement, dated as of            (E)
                      February 22, 2007, by and between GS
                      Mortgage Securities Corp., as
                      depositor and Goldman, Sachs & Co.,
                      as underwriter.
     4                Pooling and Servicing Agreement,               (E)
                      dated as of February 1, 2007, by and
                      among GS Mortgage Securities Corp., as
                      depositor, Avelo Mortgage, L.L.C., as
                      servicer, Wells Fargo Bank, N.A., as
                      securities administrator and as master
                      servicer, U.S. Bank National
                      Association, as a custodian, Deutsche
                      Bank National Trust Company, as a
                      custodian and LaSalle Bank National
                      Association, as trustee.
     10.1             Representations and Warranties                 (E)
                      Agreement, dated as of February 23,
                      2007, by and between Goldman Sachs
                      Mortgage Company and GS Mortgage
                      Securities Corp. (included as Exhibit
                      S to Exhibit 4).
     10.2             ISDA Master Agreement, dated as of
                      February 23, 2007, by and between
                      Goldman Sachs Mitsui Marine
                      Derivatives Products, L.P., as swap
                      provider and as cap provider, and
                      Wells Fargo Bank, N.A., as securities
                      administrator (included as part of
                      Exhibit X to Exhibit 4).
     10.3             Schedule to the Master Agreement,
                      dated as of February 23, 2007, by and
                      between Goldman Sachs Mitsui Marine
                      Derivatives Products, L.P., as swap
                      provider and as cap provider, and
                      Wells Fargo Bank, N.A., as securities
                      administrator (included as part of
                      Exhibit X to Exhibit 4).
     10.4             Confirmation, dated February 16,
                      2007, by and among Goldman Sachs
                      Capital Markets, L.P., Goldman Sachs
                      Mitsui Marine Derivatives Products,
                      L.P., as swap provider, Goldman Sachs
                      Mortgage Company, L.P. and Wells
                      Fargo Bank, N.A., as securities
                      administrator (included as part of
                      Exhibit X to Exhibit 4).
     10.5             Confirmation, dated February 16,
                      2007, by and among Goldman Sachs
                      Capital Markets, L.P., Goldman Sachs
                      Mitsui Marine Derivatives Products,
                      L.P., as cap provider, Goldman Sachs
                      Mortgage Company, L.P. and Wells
                      Fargo Bank, N.A., as securities
                      administrator (included as part of
                      Exhibit X to Exhibit 4).
     10.6             Assignment, Assumption and
                      Recognition Agreement, dated February
                      23, 2007, by and among Goldman Sachs
                      Mortgage Company, Aames Capital
                      Corporation and GS Mortgage
                      Securities Corp. (included as part of
                      Exhibit Y to Exhibit 4).
     10.7             Flow Mortgage Loan Purchase and
                      Warranties Agreement, dated as of
                      April 1, 2006, by and between Aames
                      Capital Corporation and Goldman Sachs
                      Mortgage Company (included as part of
                      Exhibit Y to Exhibit 4).
     10.8             Assignment, Assumption and Recognition
                      Agreement, dated February 23, 2007, by
                      and among Goldman Sachs Mortgage
                      Company, Decision One Mortgage
                      Company, LLC and GS Mortgage
                      Securities Corp. (included as part of
                      Exhibit Z to Exhibit 4).
     10.9             Flow Mortgage Loan Purchase and
                      Warranties Agreement, dated as of May
                      1, 2006, by and between Decision One
                      Mortgage Company, LLC and Goldman
                      Sachs Mortgage Company (included as
                      part of Exhibit Z to Exhibit 4).
     10.10            Assignment, Assumption and Recognition
                      Agreement, dated February 23, 2007, by
                      and among Goldman Sachs Mortgage
                      Company, First Horizon Home Loan
                      Corporation and GS Mortgage Securities
                      Corp. (included as part of Exhibit AA
                      to Exhibit 4).
     10.11            Flow Mortgage Loan Purchase and
                      Warranties Agreement, dated as of May
                      1, 2006, by and between First Horizon
                      Home Loan Corporation and Goldman
                      Sachs Mortgage Company (included as
                      part of Exhibit AA to Exhibit 4).
     10.12            Assignment, Assumption and Recognition
                      Agreement, dated February 23, 2007, by
                      and among Goldman Sachs Mortgage
                      Company, NovaStar Mortgage, Inc. and
                      GS Mortgage Securities Corp. (included
                      as part of Exhibit BB to Exhibit 4).
     10.13            Flow Mortgage Loan Purchase and
                      Warranties Agreement, dated as of May
                      1, 2006, by and between NovaStar
                      Mortgage, Inc. and Goldman Sachs
                      Mortgage Company (included as part of
                      Exhibit BB to Exhibit 4).